Prospectus Supplement                                               211286 2/04
dated February 29, 2004 to:
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PUTNAM CAPITAL OPPORTUNITIES FUND
Class Y prospectus dated August 30, 2003

The Calendar Year Total Returns chart and Average Annual Total Returns chart in the section "Performance Information" are replaced with the following:


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1999         27.04%
2000         22.04%
2001         -1.70%
2002        -24.62%
2003         33.46%

During the periods shown in the bar chart, the highest return for a quarter was 30.42% (quarter ending 12/31/99) and the lowest return for a quarter was -25.39% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/03)
---------------------------------------------------------------------
                                                        Since
                                   Past      Past     inception
                                  1 year    5 years    (6/1/98)
---------------------------------------------------------------------
Class Y                          33.46%      8.92%      7.09%
Russell 2000 Index               47.25%      7.13%      5.00%
Russell 2500 Index               45.51%      9.40%      7.41%

Redemption fees. Effective April 19, 2004, the "Shareholder Fees" table and related footnotes in the section entitled "FEES AND EXPENSES" are revised to disclose that a 2.00% redemption fee may apply to any shares purchased on or after April 19, 2004 that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

In addition, effective April 19, 2004, the following paragraph is inserted as the second paragraph in the section entitled "How do I sell fund shares?":

For shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from defined contribution plans administered by Putnam, redemptions of shares purchased directly with contributions by a plan participant or sponsor or loan repayment. The redemption fee will not apply to redemptions from certain omnibus accounts, or in the event of shareholder death or post-purchase disability. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees or sponsors of retirement plans may also impose redemption fees. Please see the SAI for details.

Also, effective April 19, 2004, the following replaces the second paragraph in the section entitled "How do I exchange fund shares?":

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, for shares purchased on or after April 19, 2004, the fund will impose a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. In the case of defined contribution plans administered by Putnam, the 2.00% fee applies to exchanges of shares purchased by exchange on or after April 19, 2004 that are held in a plan participant's account for 5 days or less. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Effective December 19, 2003, the section "Who manages the fund?" was supplemented as follows:

* Regulatory matters and litigation. On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Effective September 22, 2003, the following new paragraph was added to the section "How do I buy fund shares?":

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.